Organization and Description of Business	3 Months Ended
Mar. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business
1.	Organization and Description of Business

Forge Global Holdings, Inc. (the “Company” , and f/k/a Motive Capital Corp) is a financial services platform headquartered in San Francisco, California. The Company has built a trusted marketplace to serve the unique needs of the private market by making purchases and sales of equity in private companies simple, transparent, and highly efficient to scale. The Company has strategically invested in technology to provide individual and institutional participants an efficient and liquid market, access to a large number of private company investment opportunities and the information and transparency they need to make well informed investment decisions. By digitizing a historically analog, complex and opaque process, the Company’s platform delivers opportunities to trade in private company stocks. Today, the Company is a leading provider of mission-critical infrastructure technology and services for the private market.

On March 21, 2022 (the “Closing Date”), the Company consummated the Business Combination (as defined below) pursuant to the terms of the Agreement and Plan of Merger dated September 13, 2021 (the “Merger Agreement”), by and among Motive Capital Corp, a blank check company incorporated as a Cayman Islands exempted company in 2020 (“MOTV”), FGI Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of MOTV (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Legacy Forge”). Pursuant to the Merger Agreement, on the Closing Date, immediately prior to the consummation of the Business Combination, MOTV changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware and changed its corporate name to “Forge Global Holdings, Inc.” (the “Domestication”). On the Closing Date, Merger Sub merged with and into Legacy Forge (the “Merger”), with Legacy Forge surviving the Merger as a direct, wholly-owned subsidiary of the Company (together with the Merger, the Domestication, and the other transactions contemplated by the Merger Agreement, the “Business Combination”).

The Merger was accounted for as a reverse recapitalization with Legacy Forge being the accounting acquirer and MOTV as the acquired company for accounting purposes. Accordingly, all historical financial information presented in the unaudited condensed consolidated financial statements represents the accounts of Legacy Forge and its wholly owned subsidiaries as if Legacy Forge is the predecessor to the Company. The shares and net loss per common share prior to the Merger have been retroactively restated as shares reflecting the exchange ratio (the “Exchange Ratio”) as established by the Merger Agreement (each outstanding share of Legacy Forge Class A common stock was exchanged for approximately 3.122931 shares of the Company’s common stock, including all shares of Legacy Forge preferred stock, which were converted to shares of Legacy Forge’s Class A common stock immediately prior to the Merger).

Prior to the Business Combination, MOTV’s units, public shares, and Public Warrants were listed on the New York Stock Exchange under the symbols “MOTV-UN”, “MOTV”, and “MOTV-WT”, respectively. On the Closing Date, the Company’s common stock and Public Warrants began trading on The New York Stock Exchange (“NYSE”), under the symbols “FRGE” and “FRGE WS”, respectively. See Note 3, “Recapitalization” for additional details.